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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      March 25, 2005

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


        0-22141                                        38-2606945
(Commission File Number)                 (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office) (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

          (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On March 25, 2005, Covansys Corporation ("Covansys" or the "Company") notified PricewaterhouseCoopers LLP ("PwC") that the Audit Committee dismissed PwC as the Company's independent registered public accounting firm.

         PwC's reports on the Company's financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

         During the years ended December 31, 2004 and 2003 and through March 25, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in connection with their reports on the financial statements for such years.

         During the years ended December 31, 2004 and 2003 and through March
25, 2005, there were no reportable events as described in Regulation S-K Item 304(a)(1)(iv)(B) except as follows. In accordance with section 404 of the Sarbanes-Oxley Act, Covansys completed its assessment of the effectiveness of its internal control over financial reporting and concluded that the Company's internal control over financial reporting was not effective as of December 31, 2004 due to material weaknesses in its internal control in revenue contract accounting, percentage of completion accounting, property and equipment, income taxes and lease accounting. PwC issued an adverse opinion on the effectiveness of internal control over financial reporting as of December 31, 2004. More details on the material weaknesses in internal control over financial reporting and management's plans to remediate these weaknesses are discussed in Item 9A of the Company's 2004 Form 10-K which is incorporated herein by reference.

         In connection with the 2003 Form 10-K/A as filed on August 6, 2004, the Company noted material weaknesses in property and equipment and percentage of completion accounting. The material weakness in percentage of completion accounting was first communicated by PwC to the Company in November 2003. These items are further discussed in Item 9A of the Company's 2004 Form 10-K referenced above.

         Covansys provided PwC with a copy of the above disclosures and requested that PwC furnish Covansys with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements by Covansys and, if not, stating the respects in which it does not agree. A copy of the letter from PwC is filed herewith as Exhibit 16.1.

(b) On March 25, 2005, Covansys's Audit Committee appointed BDO Seidman LLP as Covansys's independent registered public accounting firm.

         During Covansys's two most recent fiscal years and through the date of this Report on Form 8-K, Covansys did not consult BDO Seidman LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or events listed in
Item 304(a)(2) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ----------------------------------------------------------
16.1                Letter from PricewaterhouseCoopers LLP, dated March 30, 2005


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                 Covansys Corporation

Dated: March 30, 2005

                                                 By: /s/ James S. Trouba
                                                 Executive Vice President, Chief
                                                 Financial Officer


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                                  Exhibit Index

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ------------------------------------------------------------
16.1                Letter from PricewaterhouseCoopers LLP, dated March 30, 2005